EXHIBIT 23.2

                                STEPHEN E. ROUNDS
                                 ATTORNEY AT LAW

4635 EAST EIGHTEENTH AVENUE                            TELEPHONE (303) 377-6997
DENVER, COLORADO 80220 USA                            FACSIMILE  (303) 377-0231

                                February 14, 1997



PetHealth Systems, Inc.
444 Madison Avenue
Suite 1710
New York, New York 10022

Re:     Registration Statement on Form S-8

Gentlemen:

                               CONSENT OF COUNSEL

        I hereby consent to the filing of my opinion as an exhibit to the Registration Statement on Form S-8 filed by PetHealth Systems, Inc. However, I do not admit that I am in the category of those persons whose consent is required to be so filed by Section 7(a) of the Securities Act of 1933.



                                                   Yours Sincerely,

                                                     s/ Stephen E. Rounds


                                                   Stephen E. Rounds